NUVEEN CORE IMPACT BOND MANAGED ACCOUNTS PORTFOLIO

SUPPLEMENT DATED JUNE 1, 2026

TO THE PROSPECTUS DATED NOVEMBER 28, 2025

The Board of Trustees of Nuveen Core Impact Bond Managed Accounts Portfolio (the “Portfolio”) has approved the following changes to the Portfolio’s name and its non-fundamental investment policy adopted pursuant to Rule 35d-1 under the Investment Company Act of 1940 (“Name Policy”), which are expected to go into effect on August 1, 2026:

●	The Portfolio’s name will be changed from Nuveen Core Impact Bond Managed Accounts Portfolio to “Nuveen Impact Bond Completion Managed Accounts Portfolio.”

●

The Portfolio’s Name Policy to invest, under normal circumstances, at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in bonds will change to the following:

Under normal circumstances, the Portfolio invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in impact bonds.

PLEASE KEEP THIS WITH YOUR PROSPECTUS

FOR FUTURE REFERENCE

MGN-MAPPRO-0626P